EXHIBIT 10.22.1

                   AMENDMENT TO EXECUTIVE SEVERANCE AGREEMENT

    This Amendment, dated as of February 23, 1995 (the "Amendment") is between Dr Pepper/ Seven-Up Companies, Inc., a Delaware corporation (the "Company") and Ira M. Rosenstein (the "Executive").

                                   WITNESSETH

WHEREAS, the Company and the Executive are parties to an Executive Severance Agreement dated as of August 27, 1991, as heretofore amended (the "Agreement"); and

    WHEREAS, the Company, Cadbury Schweppes plc, an English company, and DP/SU Acquisition Inc., a Delaware corporation, have entered into an Agreement and Plan of Merger dated as of January 25, 1995 (the "Merger Agreement"); and

    WHEREAS, the Merger Agreement provides that the Agreement be amended as set forth below; and

    WHEREAS, the Company and the Executive desire to amend the Agreement as set forth below.

    NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth, the parties hereby agree as follows:

    SECTION 1. Amendment to Paragraph 5(b)(iii). The definition of "Good Reason" is amended by amending subparagraphs (F) and (G) and adding new subparagraph (H) to such definition:

        (F) Any failure of the Company to obtain the express written assumption of the obligation to perform this Agreement by any successor as contemplated by paragraph 7;

        (G) Any breach by the Company of any of the provisions of this Agreement, any employment agreement between the Company and the Executive, or any failure by the Company to carry out any of its obligations hereunder; or

        (H) Any other event or reason for which the Executive in his sole discretion may choose to resign.

    SECTION 2. Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, convenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired of invalidated.

    SECTION 3. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF TEXAS AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

    SECTION 4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

    SECTION 5. Effect of Amendment. Except as expressly modified herein, the Agreement shall remain in full force and effect.
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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                          DR PEPPER/SEVEN-UP COMPANIES, INC.

                                          By:
                                              ..................................
                                              Nelson A. Bangs
                                              Vice President and General Counsel

                                          EXECUTIVE

                                          ......................................

                                          Ira M. Rosenstein